UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          _____________________________

       Date of Report (Date of earliest event reported): February 28, 2006

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles                      0-19961                          N/A
(State or other jurisdiction          Commission File Number             (I.R.S. Employer Identification
     of incorporation)                                                               Number)

                          _____________________________

                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles                N/A
               (Address of principal executive offices)      (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525
                          _____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.   Results of Operations and Financial Condition

     On February 28, 2006, Orthofix International N.V. issued a press release announcing, among other things, its results for the fourth quarter and full fiscal year ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

Item 9.01.   Financial Statements and Exhibits

          (c)  Exhibits


          99.1 Press release of Orthofix International N.V. dated February 28, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ORTHOFIX INTERNATIONAL N.V.

                                          By:      /s/ Thomas Hein
                                                 ------------------------------
                                          Name:  Thomas Hein
                                          Title: Chief Financial Officer



Date:    February 28, 2006